          Amendment to Schedules 1, 2 and 3 of the Participation Agreement
                                       among
                         Delaware Group Premium Fund, Inc.
                            Delaware Distributors, Inc.
              Allmerica Financial Life Insurance and Annuity Company
                                        And
                  First Allmerica Financial Life Insurance Company


WHEREAS, Delaware Group Premium Fund, Inc., Delaware Distributors, Inc., Allmerica Financial Life Insurance and Annuity Company (formerly SMA Life Assurance Company) and First Allmerica Financial Life Insurance Company (formerly State Mutual Life Assurance Company of America) entered into a Participation Agreement on December 23, 1991 ("Participation Agreement"); and

WHEREAS, the Participation Agreement provides for the amendment of Schedules 1, 2 and 3 thereto by mutual written consent of the parties from time to time in accordance with the provisions of Article XI thereof, and the parties now wish to amend and restate in their entirety Schedules 1, 2 and 3; and

WHEREAS, Delaware Distributors, Inc. has assigned the Participation Agreement to its affiliate, Delaware Distributors, L.P. in accordance with section 10.1(m) of said Agreement.

NOW, THEREFORE, the parties do hereby agree:

1. To replace Schedules 1, 2 and 3 of the Participation Agreement and any amendments thereto with the attached Schedules 1, 2 and 3 dated August 1, 1998.

2. All terms and conditions of the Participation Agreement and Schedules thereto shall continue in full force and effect except as modified hereby.

In witness whereof, each of the parties has caused this agreement to be executed in its name and on its behalf by its duly authorized representatives as of the date specified below.


                                     DELAWARE DISTRIBUTORS, L.P.
DELAWARE GROUP PREMIUM FUND, INC.    By:  DELAWARE DISTRIBUTORS, INC.
                                     (General Partner)


By:                                  By:
       ------------------------                ------------------------
Name:  Wayne A. Stork                     Name:     David K. Downes

Title: Chairman                      Title:    Executive Vice President,
Chief                                          Operating Officer, Chief
Financial                                           Officer

Date:                                Date:
       ------------------------                ------------------------

ALLMERICA FINANCIAL LIFE INSURANCE        FIRST ALLMERICA FINANCIAL LIFE
AND ANNUITY COMPANY                  INSURANCE COMPANY


By:    /s/ Richard M. Reilly         By:       /s/ Richard M. Reilly
       ------------------------                ------------------------
Name:      Richard M. Reilly              Name:    Richard M. Reilly


Title: President                     Title:    Vice President

Date:  August 1, 1998                Date:     August 1, 1998
       ------------------------                ------------------------

                                     SCHEDULE 1

    SEPARATE ACCOUNTS OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
     ("AFLIAC") AND FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY ("FAFLIC")
                               INVESTING IN THE FUND

                                As of August 1, 1998


Name of Account                                Date Established
---------------                                ----------------

Separate Account VA-K                          November 1, 1990
Of AFLIAC

Separate Account VEL                           June 3, 1987
Of AFLIAC

Separate Account VEL II                             January 21, 1993
Of AFLIAC

Separate Account VEL III                            June 13, 1996
Of AFLIAC

Separate Account Inheiritage                        September 15, 1993
Of AFLIAC

Fulcrum Separate Account                            June 13, 1996
Of AFLIAC

Fulcrum Variable Life Separate Account              June 13, 1996
Of AFLIAC

Separate Account VA-K                               August 20, 1991
Of FAFLIC

Separate Account VEL II                             August 20, 1991
Of FAFLIC

Separate Account VEL III                            June 13, 1996
Of FAFLIC

Separate Account Inheiritage                        August 20, 1991
Of FAFLIC

Fulcrum Separate Account                            June 13, 1996
Of FAFLIC

                                     SCHEDULE 2

                             Variable Annuity Contracts
                        And Variable Life Insurance Policies
                           Supported by Separate Accounts
                                Listed on Schedule 1

                                As of August 1, 1998

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
------------------------------------------------------

Individual Delaware Medallion Variable Annuity Contracts funded by sub-accounts of Separate Account VA-K and investing in shares of Delaware Group Premium Fund, Inc.

Individual ExecAnnuity Plus Annuity Contracts funded by sub-accounts of Separate Account VA-K and investing in shares of the International Equity Series of Delaware Group Premium Fund, Inc.

Individual VEL Variable Life Insurance Policies funded by sub-accounts of Separate Account VEL and investing in shares of the International Equity Series of Delaware Group Premium Fund, Inc.

Individual VEL II Variable Life Insurance Policies funded by sub-accounts of Separate Account VEL II and investing in shares of the International Equity Series of Delaware Group Premium Fund, Inc.

Individual VEL III Variable Life Insurance Policies funded by sub-accounts of Separate Account VEL III and investing in shares of the International Equity Series of Delaware Group Premium Fund, Inc.

Individual Inheiritage Variable Life Insurance Policies funded by sub-accounts of Separate Account Inheiritage and investing in shares of the International Equity Series of Delaware Group Premium Fund, Inc.

Individual Fulcrum Variable Annuity Contracts funded by sub-accounts of the Fulcrum Separate Account and investing in shares of Delaware Group Premium Fund, Inc.

Individual Fulcrum Variable Life Insurance Policies funded by sub-accounts of Fulcrum Variable Life Separate Account and investing in shares of Delaware Group Premium Fund, Inc.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
------------------------------------------------

Individual Delaware Medallion Variable Annuity Contracts funded by sub-accounts of Separate Account VA-K and investing in shares of Delaware Group Premium Fund, Inc.

Individual ExecAnnuity Plus Annuity Contracts funded by sub-accounts of Separate Account VA-K and investing in shares of the International Equity Series of Delaware Group Premium Fund, Inc.

Individual VEL II Variable Life Insurance Policies funded by sub-accounts of Separate Account VEL II and investing in shares of the International Equity Series of Delaware Group Premium Fund, Inc.

Individual VEL III Variable Life Insurance Policies funded by sub-accounts of Separate Account VEL III and investing in shares of the International Equity Series of Delaware Group Premium Fund, Inc.

Individual Inheiritage Variable Life Insurance Policies funded by sub-accounts of Separate Account Inheiritage and investing in shares of the International Equity Series of Delaware Group Premium Fund, Inc.

Individual Fulcrum Variable Annuity Contracts funded by sub-accounts of the Fulcrum Separate Account and investing in shares of Delaware Group Premium Fund, Inc.

                                     SCHEDULE 3

                                 Variable Contracts
                             Excluded from Section 1.8

                                As of August 1, 1998



ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
------------------------------------------------------

Individual Variable Annuity Policies Marketed under the name "ExecAnnuity Plus"

Individual Variable Annuity Policies Marketed under the name "Fulcrum"

Individual Variable Life Insurance Policies Marketed under the name "VEL"

Individual Variable Life Insurance Policies Marketed under the name "VEL Plus"

Individual Variable Life Insurance Policies Marketed under the name "VEL II"

Individual Variable Life Insurance Policies Marketed under the name "Estate Optimizer"

Individual Variable Life Insurance Policies Marketed under the name
"Inheiritage"

Individual Variable Life Insurance Policies Marketed under the name "Fulcrum Variable Life (SPVUL)"

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
------------------------------------------------

Individual Variable Annuity Policies Marketed under the name "ExecAnnuity Plus"

Individual Variable Annuity Policies Marketed under the name "Fulcrum"

Individual Variable Life Insurance Policies Marketed under the name "VEL II"

Individual Variable Life Insurance Policies Marketed under the name "Estate Optimizer"

Individual Variable Life Insurance Policies Marketed under the name
"Inheiritage"